UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2015
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CHESAPEAKE LODGING TRUST
(Exact name of registrant as specified in its charter)
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Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (410) 972-4140
Not Applicable
(Former name or former address, if changed since last report.)
 ________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On February 19, 2015, Chesapeake Lodging Trust (the "Trust") announced that it had entered into a definitive agreement to acquire the 393-room James Royal Palm located in Miami Beach, Florida for a purchase price of $278.0 million from an unaffiliated third party. The Trust expects the acquisition to close in the first quarter of 2015, subject to customary closing conditions, but can give no assurance that the acquisition will be consummated during that time period, or at all.
Certain statements and assumptions in this filing contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When the Trust uses the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, the Trust intends to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the Trust’s expectations as to the time for completing, if at all, the acquisition described. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Trust’s control. The Trust undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances, except as required by law.
Item 2.02. Results of Operations and Financial Condition.
On February 19, 2015, the Trust issued a press release announcing its financial results for the quarter ended December 31, 2014. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.
The information contained in this Form 8-K is furnished under “Item 2.02 Results of Operations and Financial Condition” in accordance with SEC Release 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release dated February 19, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2015	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer